                                                                      Exhibit 10


                   CONVERTIBLE DEBENTURE PURCHASE AGREEMENT



     THIS AGREEMENT, entered into this 17th day of May, 1996, by and between North American Integrated Marketing, Inc., a Delaware corporation ("NAIM"), and First Commercial and Finance Corp., Establishment, a Lichtenstein corporation ("Purchaser").


                                  WITNESSETH:
                                  ----------

     WHEREAS, contemporaneously herewith, Purchaser shall purchase a convertible debenture of NAIM, in the aggregate principal amount of Five Hundred Thousand Dollars (US $500,000.00) with such convertible debenture to be in substantially the form of Exhibit 1 attached hereto (the"Debenture");

     NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth below, the parties hereto agree as follows:


                                   ARTICLE 1

                               PURCHASE AND SALE

     Based on the representations and warranties of the Purchaser contained herein, NAIM hereby agrees to issue and sell the Debenture to the Purchaser, and, based on the representations of NAIM contained herein, the Purchaser hereby agrees to purchase the Debenture from NAIM.

                                   ARTICLE 2

                    REPRESENTATIONS AND WARRANTIES OF NAIM

     NAIM represents the following:

     2.1  Authority.  NAIM has full right, power, and authority to execute and
          ---------
deliver this Agreement and to consummate the transactions contemplated hereby. The execution delivery, and performance of this Agreement, the sale, conveyance, transfer, and delivery of the Debenture, and the other transactions herein provided for have been duly authorized by all necessary corporate and shareholder action on the part of NAIM.

     2.2  Further Assurances.  NAIM will, at any times, and from time to time,
          ------------------
use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper, or advisable under applicable laws and regulations to fulfill its obligations under this Agreement.



                                   ARTICLE 3

                        REPRESENTATIONS AND WARRANTIES
                                 OF PURCHASER


     Purchaser hereby represents and warrants to NAIM that:

     3.1  Authority.  Purchaser has full right, power, and authority to execute
          ---------
and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery, and performance of this Agreement, the sale, conveyance, transfer, and delivery of the Debenture, and the other transactions herein provided for have been duly authorized by all necessary corporate and shareholder action on the part of Purchaser.

     3.2  Further Assurances.  Purchaser will, at any time and from time to
          ------------------
time, use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper, or advisable under applicable laws and regulations to fulfill its obligations under this Agreement.



                                   ARTICLE 4

                            CONVERSION OF DEBENTURE

     4.1  Right to Convert.  Subject to and upon compliance with the provisions
          ----------------
of the Debenture, Purchaser shall have the right, for a period of two (2) years from the date this Agreement was entered into as first written above or May 17, 1998 to convert the entire principal amount of the Debenture into common stock of NAIM to allow Purchaser to own 60% of NAIM's outstanding common stock on a fully diluted basis.

     4.2  Adjustments.
          -----------

          4.2.1.  Adjustment of the Exercise Price for Stock Splits, Reverse
                  ----------------------------------------------------------
Stock Splits, and Stock Dividends. If the outstanding shares of common stock of
- ---------------------------------
NAIM are subdivided (split), combined (reverse split), by reclassification or otherwise, or if any dividend is payable on the common stock in shares of common stock, the applicable exercise price and the number

OF SHARES OF COMMON STOCK AVAILABLE FOR PURCHASE IN EFFECT IMMEDIATELY PRIOR TO SUCH subdivision, combination, or dividend shall be proportionately adjusted.


          4.2.2  Adjustment for Capital Reorganizations.  If at any time there
                 --------------------------------------
shall be a capital reorganization of NAIM's common stock or a merger or consolidation of NAIM with or into another corporation, or the sale of NAIM's properties and assets as, or substantially as, an entirety to any other person, then, as part of such reorganization, merger, consolidation, or sale, lawful provision shall be made so that Purchaser shall thereafter be entitled to receive on exercise of the Debenture during the period specified in this Agreement and on payment of the exercise price then in effect, the number of shares of stock or other securities or property of NAIM, or of the successor corporation resulting from such merger or consolidation to which Purchaser deliverable on exercise of the Debenture would have been entitled on such capital reorganization, merger, consolidation, reorganization, merger, consolidation or sale. In any such case, appropriate adjustment, as determined in good faith by the Board, shall be made in the application of the provisions of the Debenture with respect to the rights and interests of Purchaser after the reorganization, merger, consolidation, or sale to the end that provisions of the Debenture (including adjustment of the exercise price then in effect and the number of shares purchasable on exercise of the Debenture, but without any change in the aggregate exercise price) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other securities or property deliverable after that event on exercise of the Debenture.

          4.2.3  Irrevocable Proxy.  Purchaser agrees to grant Nicholas Robinson
                 -----------------
an irrevocable proxy for the shares of NAIM's common stock Purchaser shall own should Purchaser decide to convert the Debenture into shares of NAIM's common stock. The irrevocable proxy shall have a term of five (5) years from the date of conversion. The proxy shall be in a form substantially as follows:


                               IRREVOCABLE PROXY

                 The undersigned is the holder of ____ shares of common stock of North American Integrated Marketing, Inc., represented by Certificate No. __. The undersigned hereby irrevocably appoints Nicholas Robinson, with full power of substitution, as his attorney and proxy to attend meetings, vote, give consents and in all other ways act in his place with respect to said shares (and any and all shares or other securities issued in respect of said shares).

                 This Proxy is made pursuant to a Convertible Debenture Purchase Agreement dated May 17, 1996 and is therefore coupled with the interest provided thereby. The Proxy shall terminate five (5) years after the date the undersigned converts the Debenture described in such Convertible Debenture Purchase Agreement.


          Date: 29th May, 1996              /s/ (SIGNATURE APPEARS HERE)
                                            ---------------------------------
                                            First Commercial and Finance Corp.,
                                            Establishment


                                   ARTICLE 5

                            SECURITIES ACT OF 1933
                              AND HOLDING PERIOD


     5.1  Regulations S.  Purchaser understands that the Debenture acquired
          -------------
pursuant to this Agreement and the shares issuable upon conversion hereof have not been registered under the United States Securities Act of 1933, as amended (the "1933 Act") with the U.S. Securities and Exchange Commission in reliance upon the exemption from such registration requirements afforded by Regulation S under the 1933 Act, governing the offer and sale of securities that occur outside the United States, nor with any state securities commission. Purchaser agrees that there shall be imprinted on the face of the Debenture delivered under this Agreement a restrictive transfer legend in substantially the form set forth on the face of the Debenture attached hereto as Exhibit 1.

     5.2  U.S. Person.  Purchaser hereby represents and warrants that such
          -----------
Purchaser is not a national or resident of the United States and is not otherwise deemed to be a "U.S. person" within the meaning of Regulation S under the 1933 Act.

     5.3  Restricted Period.  Purchaser agrees that the Debenture acquired by
          -----------------
Purchaser pursuant to this Agreement shall not be voluntarily sold, transferred or otherwise disposed of for a minimum period of forty (40) days from the date of closing, except in accordance with the provisions of Regulation S under the 1933 Act.

      5.4  Restrictive Legend. Purchaser understands and agrees that NAIM may
           ------------------
issue stop transfer instructions to its transfer agent instructing such transfer agent during the forty (40) days after the date of closing not to transfer the Debenture to persons with addresses in the United States or known to be residents of the United States.
      5.5  The Debenture. Purchaser (i) acknowledges that the Debenture and the
           -------------
securities issuable upon conversion have not been registered under the 1933 Act,
(ii) represents and warrants that Purchaser is acquiring beneficial ownership of the Debenture for its own account and (iii) agrees that Purchaser will not transfer or otherwise dispose of the Debenture unless such transfer or other disposition is registered under the 1933 Act or is exempt from such registration. Purchaser represents and warrants, further, that by reason of Purchaser's knowledge and experience in financial and business matters, Purchaser is capable of evaluating the merits and risks of its acquisition hereunder of the Debenture and that the Purchaser has had available such information with respect to NAIM as deemed necessary or appropriate to make such evaluation.
      5.6  Conversion. Purchaser acknowledges that in order to convert the
           ----------
Debenture, Purchaser will have to give (i) written certification that it is not a U.S. person and that the Debenture is not being exercised on behalf of a U.S. person or (ii) a written opinion of counsel to the effect that the Debenture and the securities delivered upon conversion thereof have been registered under the 1933 Act or are exempt from registration thereunder.

                                   ARTICLE 6
                                    CLOSING
      6.1  Time and Place. The deliveries and payments hereunder shall be made
           --------------
by overnight mail through a commercial overnight mail company (the "Closing").
      6.2  Items to be Delivered at Closing. For the Closing, NAIM will deliver
           --------------------------------
three copies of this Agreement and the Debenture to Purchaser with original signatures by Nicholas Robinson, NAIM's Chief Executive Officer. The Debenture shall be a single Debenture in the amount of Five Hundred Thousand Dollars (US $500,000.00), such Debenture to be registered in Purchaser's name or the name of any nominee specified by Purchaser. Purchaser shall return two executed copies of the Debenture pursuant to paragraphs 6.1 and 7.1 and shall wire US $500,000 to NAIM as follows:

          U.S. National Bank
          Johnstown, Pennsylvania
          Contact: Nancy Dubovecky
          ABA: 031301066
          Account: 5003-084-1




                                   ARTICLE 7

                                    NOTICES


     All notices, requests, demands, and other communications called for or contemplated hereunder shall be in writing and shall be deemed to have been duly given when delivered or when mailed by United States certified or registered mail, prepaid, or by overnight mail with proof of receipt, addressed to the parties as follows:

     7.1  If to NAIM


          Nicholas Robinson
          Chief Executive Officer
          999 McBride Avenue
          Suite 200A
          West Patteson, NJ 07424




          With a copy to:


          Ernest M. Stern, Esq.
          Venable, Baetjer & Howard
          1201 New York Avenue, NW
          Washington, D.C.  20005


     8.2  If to Purchaser:

          First Commercial and Finance Corp., Establishment
          c/o Dr. Danni Rothschild
          10 Manesse Street
          Zurich 8003
          Switzerland

                                   ARTICLE 8

                                GENERAL MATTERS



     8.1  Entire Agreement.  This Agreement and any Schedules hereto contain the
          ----------------
entire agreement between the parties with respect to the transactions contemplated herein and supersede all previous written and oral negotiations, commitments, and understandings.

     8.2  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8.3  No Waiver.  No performance or execution of this Agreement in whole or
          ---------
in part by a party hereto shall constitute a waiver by such party from asserting its rights hereunder, nor shall a waiver of or failure to exercise one or more rights hereunder constitute waiver of any other rights.

     8.4  Amendment.  Any amendment, supplement or modification of or to any
          ---------
provision of this Agreement, any waiver of any provisions of this Agreement, and any consent to any departure from the terms of any provision of this Agreement, shall be effective (i) only if it is made or given in writing and signed by each of the parties hereto and (ii) only in the specific instance and for the specific purpose for which made or given.

     8.5  Interpretation.  The Article and section headings contained in this
          --------------
Agreement are for reference purposes only and shall not affect the interpretation of this Agreement. All references to section and Article numbers refer to sections and Articles of this Agreement, except as otherwise specified. All references to schedules refer to schedules which are attached to this Agreement and are hereby made a part of this Agreement. All references in this Agreement to gender shall be deemed to include all genders, and all references in the singular or plural shall be deemed to include the plural and singular, as appropriate.

     8.6  Governing Law.  This Agreement shall be construed and enforced in
          -------------
accordance with the laws of the State of New York except the conflict of laws provisions thereof.

     8.7  Severability.  Every provision of this Agreement is intended to be
          ------------
severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

      8.8  Assignment. Neither party may assign its respective rights and
           ----------
obligations pursuant to this Agreement, without the prior written consent of the other.

      8.9  Binding Effect. This Agreement shall be binding upon and inure to the
           --------------
benefit of the parties hereto and their respective successors and assigns.

      8.10 No Third-Party Beneficiaries. The provisions of this Agreement are
           -----------------------------
intended solely for the benefit of the parties hereto, and no other party is entitled to any rights, benefits, or privileges created hereunder.
      IN WITNESS WHEREOF, the parties have duly exercised this Agreement as of the date first mentioned above.

                             NORTH AMERICAN INTEGRATED MARKETING, INC.

                             By: [SIGNATURE APPEARS HERE]
                                ---------------------------------
                             Its: Chief Executive Officer
                                 --------------------------------



                             FIRST COMMERCIAL AND FINANCE CORP.,
                                   ESTABLISHMENT
                             By: [SIGNATURE APPEARS HERE]
                                ---------------------------------
                             Its: Attorney-in-fact
                                 --------------------------------

- --------------------------------------------------------------------------------

     Official Certification
     ----------------------

     Seen for authentication of the above signature, affixed in our presence by Dr. Dani Rothschild born 1926, citizen of Zurich, residing at Rebheldanstr.
     -------------------
     14, 8002 Zurick,
- --------------------------------------------------------------------------------
     who is personally known to us

     This certification does not certify the contents of the document and confirms the validity of the legal transaction.


     Zurich, this 29th day of May 1996


     B No. 1813, 1814                      NOTARIAT WIEDIKON-ZURICH
     Fee: Fr. 20--                         ------------------------
                                           /s/ M. Schlatter

                                           M. Schlatter, Deputy Notary public


                                                     Y. MULLER

                                                                EXHIBIT 1

THE SECURITIES REPRESENTED BY THIS DEBENTURE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") AND THIS DEBENTURE MAY NOT BE CONVERTED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE 1933 ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

$500,000                                               Dated: May 17, 1996

                             CONVERTIBLE DEBENTURE
                             ---------------------

        FOR VALUE RECEIVED, the undersigned, North American Integrated Marketing, Inc. a Delaware corporation, its successors or assigns ("Obligor"), promises to pay to the order of First Commercial and Finance Corp., Establishment, its successors or assigns ("Holder"), the principal sum of Five Hundred Thousand Dollars (US $500,000.00) by May 17, 1998.

        Subject to the Convertible Debenture Purchase Agreement between Obligor and Holder dated the date hereof, Holder may convert the principal amount of this Debenture into such number of fully paid non-assessable shares of common stock of Obligor that allows Holder to purchase 60% of Obligor's outstanding common stock on a fully diluted basis. Such conversion shall extinguish any cash payments due under this Note.

        All payments on this Debenture shall be made in lawful money of the United States and in immediately available and freely transferable funds at the place of payment.

        Upon the failure of the Obligor to pay all of the principal indebtedness of this Debenture when due, the Holder of this Debenture may, without further notice, declare the entire principal balance of this Debenture to be immediately due and payable.

                             NORTH AMERICAN INTEGRATED MARKETING, INC.
                             By:  [SIGNATURE APPEARS HERE]
                                  -----------------------------------
                             ITS: Chief Executive Officer
                                  -----------------------------------